UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☒	Definitive Information Statement

CANNABIS SCIENCE, INC.

(Name of Registrant As Specified In Charter)

______________________________

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	5)	Total fee paid:

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☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Cannabis Science, Inc.

6946 N Academy Blvd, Suite B #254

Colorado Springs CO 80918

To the Shareholders:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on October 9, 2015, of shares of the common stock with voting power of Cannabis Science, Inc., a Nevada corporation (the “Company”), that one shareholder holding 67% of our voting power as of the Record Date have giving written consent as of October 9, 2015, to ratify the following:

(1)

To ratify the issuance by the Compensation Committee of the Company’s Board of Directors of a total of 163,003,310 shares of common stock to various individuals and companies pursuant to Rule 16b-3(d)(2) of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, for the purposes of exempting such issuances under such rules and regulations.

These actions were ratified on October 9, 2015, by one shareholder who holds a majority of the Company’s voting power.  We anticipate an effective date of November 19, 2015, or as soon thereafter as practicable in accordance applicable law.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you.  The accompanying information statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with Rule 14C of the Securities Exchange Act of 1934, as amended.  This Information Statement is first mailed to you on or about October 30, 2015.

Please feel free to call us at (888) 889-0888 should you have any questions on the enclosed Information Statement.

Date: October 30, 2015	For the Board of Directors of Cannabis Science, Inc.

	By:	/s/ Raymond C. Dabney
Raymond C. Dabney
Chief Executive Officer and Director

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

Cannabis Science, Inc.

6946 N Academy Blvd, Suite B #254

Colorado Springs CO 80918

INFORMATION STATEMENT

(Definitive)

October 30, 2015

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of Cannabis Science, Inc., a Nevada Corporation (the “Company”), to notify such Stockholders that on or about October 9, 2015 , the Company received written consents in lieu of a meeting of Stockholders from one holder of 1,000,000 shares of Series A Preferred Stock representing 67% of the our total 1,302,155,296 issued and outstanding shares of voting stock of the Company (the “Majority Stockholder”) to:  (1) ratify the issuance by the Compensation Committee of the Company’s Board of Directors of a total of 163,003,310 shares of common stock to various individuals and companies pursuant to Rule 16b-3(d)(2) of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, for the purposes of exempting such issuances under such rules and regulations.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken.  In addition, pursuant to the laws of Nevada, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue shareholder action by majority written consent presented by our outstanding shares of stock entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of shareholders and to implement the above action to our shareholders in a timely manner.

The above actions will become effective 20 days following the mailing to the Stockholders of the Definitive Information Statement, or as soon thereafter as is practicable.

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WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND A PROXY.

OUTSTANDING VOTING SECURITIES OF THE COMPANY

As of the date of the consent by the Majority Stockholder, on October 9, 2015, the Company had 1,302,155,296 shares of Common Stock issued and outstanding, and there were 1,000,000 shares of Series A Preferred Stock issued and outstanding.  Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder ratification and the holders of the Series A Preferred Stock are entitled to 67% of the total vote on all matters to be voted on by the holders of the Company's common stock.

On October 9, 2015, the holders of 1,000,000 shares of Series A Preferred Stock (or 67% of the Company’s total voting stock then outstanding) executed and delivered to the Company a written consent approving the ratification of the issuance of a total of 163,003,310 shares of common stock by the Compensation Committee of the Company’s Board of Directors to various individuals and companies pursuant to Rule 16b-3(d)(2) of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, for the purposes of exempting such issuances under such rules and regulations.  As the Actions were ratified by the Majority Stockholder, no proxies are being solicited with this Information Statement.

The NRS provides in substance that unless the Company’s Articles provides otherwise, Stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the Stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the NRS, a vote by the holders of at least a majority of the voting shares is required to effect the Action described herein.  As of the Record Date, the Company had 1,302,155,296 common shares issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share and 1,000,000 Series A Preferred Shares issued and outstanding and entitled to vote, which for voting purposes are entitled to 67% of the votes entitled to vote.  The consenting Majority Stockholder is the record and beneficial owners of a total of 1,000,000 shares of the Company’s Series A Preferred stock, which represents 67% of the total number of voting shares.  The consenting Majority Stockholder voted in favor of the Actions described herein in a written consent, dated October 9, 2015.  No consideration was paid for the consent.  The consenting stockholders’ name, affiliation with the Company and beneficial holdings are as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of beneficial ownership	Percentage of Class (1)	Percentage of Voting Power (2)
Series A Preferred Stock	Bogat Family Trust (3) c/o Cannabis Science Inc. 6946 N Academy Blvd Suite B #254 Colorado Springs, CO 80918	1,000,000	100%	67%

1.

Percentage of class is based on 1,000,000 shares of Series A Preferred Stock issued and outstanding as of October 9, 2015.  Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act.  The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

2.

Percentage of voting power is calculated based on Series A Preferred Stock holders representing 67% of the total number of voting shares.

3.

Raymond Dabney, our President and Chief Executive Officer is the Trustee of the Bogat Family Trust.

ACTION:  TO RATIFY THE ISSUANCE OF SHARES BY THE COMPENSATION COMMITTEE OF THE COMPANY’S BOARD OF DIRECTORS

To ratify the decision of the Company’s Compensation Committee to issue a total of 163,003,310 shares of common stock to various individuals and companies pursuant to Rule 16b-3(d)(2) of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, for the purposes of exempting such issuances under such rules and regulations.

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On January 1, 2015, January 26, 2015 and April 30, 2015, the Compensation Committee of the Company’s Board of Directors approved the issuance of a total of 163,003,310 shares of common stock to various companies and individuals, pursuant to various agreements as follows:

Name and Address of Purchaser	Date of Issuance	No. of Shares	Price Per Share (US $)	Reason for Issuance
Dorothy Bray (1) Tanglewood House, North Dean High Wycombe, HP14 4NN United Kingdom	January 1, 2015	2,726,000	0.055	Compensation pursuant to a Management Agreement with the Company
Raymond C. Dabney (2) Suite 900 – 555 Burrard Street Vancouver, BC V7X 1M8	January 1, 2015	2,726,000	0.055	Compensation pursuant to a Management Agreement with the Company
Chad S. Johnson (3) 1754 Willard Street, NW #3 Washington, DC 20009	January 1, 2015	4,318,000	0.055	Compensation pursuant to a Management Agreement with the Company
James Hamilton Mills 6055 20th Street North Arlington, VA 22205	January 1, 2015	545,000	0.055	Compensation pursuant to an Agreement with the Company
BHD Holding BV (4) 11 Hemony Straat Amsterdam 1074BK The Netherlands	January 1, 2015	15,000,000	0.055	Compensation pursuant to a Management Agreement with the Company
Raymond C. Dabney (2) Suite 900 – 555 Burrard Street Vancouver, BC V7X 1M8	January 1, 2015	15,000,000	0.055	Compensation pursuant to a Management Agreement with the Company
Chad S. Johnson (3) 1754 Willard Street, NW #3 Washington, DC 20009	January 1, 2015	5,000,000	0.055	Compensation pursuant to a Management Agreement with the Company
Robert Kane (5) 11525 Texarkanna Road Peyton, CO 80831	January 26, 2015	8,240,310	0.0645	Compensation pursuant to a Management Agreement with the Company
Robert Kane (5) 11525 Texarkanna Road Peyton, CO 80831	January 26, 2015	5,000,000	0.0645	Compensation pursuant to a Management Agreement with the Company
Dorothy Bray (1) Tanglewood House, North Dean High Wycombe, HP14 4NN United Kingdom	April 30, 2015	5,000,000	0.035	Compensation pursuant to a Management Agreement with the Company
Robert Kane (5) 11525 Texarkanna Road Peyton, CO 80831	April 30, 2015	10,000,000	0.035	Compensation pursuant to a Management Agreement with the Company
Chad S. Johnson (3) 1754 Willard Street, NW #3 Washington, DC 20009	April 30, 2015	10,000,000	0.05	Compensation pursuant to a Management Agreement with the Company
Rodger James Agajanian 1352 Irvine Boulevard Tustin, CA 92780	April 30, 2015	2,500,000	0.04	Compensation pursuant to an Agreement with the Company
Drue Young 12223 Highland Avenue #106408 Rancho Cucamonga, CA 91739	April 30, 2015	5,000,000	0.035	Compensation pursuant to an Agreement with the Company
Ufuoma Otu 1921 Griffith Street Falls Church, VA 22043	April 30, 2015	1,000,000	0.05	Compensation pursuant to an Agreement with the Company
Derwin Wallace 6067 Fairington Farms Lane Lithonia, GA 30038	April 30, 2015	2,500,000	0.05	Compensation pursuant to an Agreement with the Company
Greta Gaines 700 Vail Court Nashville, TN 37215	April 30, 2015	1,500,000	0.035	Compensation pursuant to an Agreement with the Company
Greta Gaines 700 Vail Court Nashville, TN 37215	April 30, 2015	1,000,000	0.035	Compensation pursuant to an Agreement with the Company
Soukitna Soeung 1001 Boulevard De Maisonneuve Est, Suite 1130 Montreal, Quebec H2L 4P9	April 30, 2015	3,000,000	0.05	Compensation pursuant to an Agreement with the Company
John Dalaly 6463 Royal Pointe Dr. West Bloomfield, MI 48322	April 30, 2015	3,500,000	0.035	Compensation pursuant to an Agreement with the Company
Mariel Selbovitz 1355 Paul Road Churchville, NY 14428	April 30, 2015	948,000	0.035	Compensation pursuant to an Agreement with the Company
Mark Hoogstad De Boelelaan 7, 1083 HJ Amsterdam, Netherlands	April 30, 2015	5,000,000	0.045	Compensation pursuant to an Agreement with the Company
KempHoogstad B.V. De Boelelaan 7, 1083 HJ Amsterdam, Netherlands	April 30, 2015	5,000,000	0.045	Compensation pursuant to an Agreement with the Company
American Education Legal Group LLC 1352 Irvine Boulevard Tustin, CA 92780	April 30, 2015	5,000,000	0.034	Compensation pursuant to an Agreement with the Company
Intrinsic Capital Corp. 1516 E. Tropicana Avenue Suite 155 Las Vegas, NV 89199	April 30, 2015	40,000,000	0.035	Debt settlement pursuant to an Agreement with the Company
Cohen Grassroots Research Inc. 21 Manzanita Avenue San Rafael, CA 94901	April 30, 2015	3,500,000	0.05	Compensation pursuant to an Agreement with the Company
TOTAL		163,003,310

(1)

Dr. Dorothy Bray was our President, Chief Executive Officer and Director from May 20, 2013 to November 5, 2014

(2)

Raymond C. Dabney is our President, Chief Executive and a Director.

(3)

Chad S. Johnson is our Secretary, Chief Operating Officer, General Counsel and a Director.

(4)

BHD Holding BV is a company controlled by Dr. Dorothy Bray, our former officer and Director.

(5)

Robert Kane is our Chief Financial Officer and a Director.

The shareholders of the Company wish to ratify the issuances of the shares above pursuant to Rule 16b-3(d)(2) of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended and for the purposes of exempting such issuances under such rules and regulations.

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Terms and Nature of Transaction

The shares issued above were done so pursuant to various agreements that the shareholders had with the Company.  There are no adverse effects that might result from the issuance of shares other than dilution to our current shareholders which is a standard consequence of the issuance of any new shares of common stock.

Anti-Takeover

We presently do not have in place provisions which may have an anti-takeover effect.  The increase in the authorized number of shares of our common stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our common stock.  It may also adversely affect the market price of our common stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided, the market price of our common stock may increase.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available.  We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business.  Any future disposition of dividends will be at the discretion of our Board and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Common Stock owned on October 9, 2015 by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Names and Address (1)	Number of Shares Owned	Percentage (2)
Raymond C. Dabney (3) 6946 N Academy Blvd Suite B #254 Colorado Springs, CO 80918	73,649,333 (4)	5.7%
Chad S. Johnson (5) 6946 N Academy Blvd Suite B #254 Colorado Springs, CO 80918	21,669,544	1.7%
Robert Kane (6) 6946 N Academy Blvd Suite B #254 Colorado Springs, CO 80918	10,623,345	0.8%
Mario Lap (7) 6946 N Academy Blvd Suite B #254 Colorado Springs, CO 80918	15,000,000 (8)	1.2%
All Directors And Officers As A Group	120,942,222	9.3%

1.

The person named in this table has sole voting and investment power with respect to all shares of common stock reflected as beneficially owned.

2.

Based on 1,302,155,296 shares of common stock outstanding as of October 9, 2015.

3.

Raymond C. Dabney is our President, Chief Executive Officer and a Director.

4.

Includes 22,726,000 shares held personally, 45,923,333 shares held by Bogat Family Trust, for which Mr. Dabney is a trustee, and 5,000,000 shares held by Pacific One Financial Services Ltd., a Company which Mr. Dabney owns 80.1% of.

5.

Chad S. Johnson is our Secretary, Chief Operating Officer, General Counsel and a Director.

6.

Robert Kane is our Chief Financial Officer and a Director.

7.

Mario Lap is a Director.

8.

Includes 5,000,000 shares held personally and 10,000,000 shares held by MLS Lap BV, a company which Mr. Lap has voting and investment control over.

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ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”).  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.  The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

NO DISSENTER’S RIGHTS

The Stockholders have no right under the Nevada Revised Statutes, the Articles consistent with above or by-laws to dissent from any of the provisions adopted in the Amendments.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders.  The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on November 19, 2015.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company.  The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.  The Board of Directors has fixed the close of business on October 9, 2015, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the above actions will not become effective until at least 20 calendar days after the mailing of the Definitive Information Statement.

This Information Statement is being mailed on or about October 30, 2015 to all Stockholders of record as of the Record Date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Date: October 30, 2015	For the Board of Directors of Cannabis Science, Inc.

	By:	/s/ Raymond C. Dabney
Raymond C. Dabney
Chief Executive Officer and Director

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